FAIR VALUE	12 Months Ended
Dec. 28, 2013
FAIR VALUE [Abstract]
FAIR VALUE
B	FAIR VALUE

We apply the provisions of ASC 820, Fair Value Measurements and Disclosures, to assets and liabilities measured at fair value.  Assets and liabilities measured at fair value are as follows:

	December 28, 2013			December 29, 2012
(in thousands)	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Total
Recurring:
Money market funds	$62	-	$62	$62	-	$62
Mutual funds:
Domestic stock funds	813	-	813	613	-	613
International stock funds	586	-	586	500	-	500
Target funds	176	-	176	145	-	145
Bond funds	139	-	139	140	-	140
Total mutual funds	1,776	-	1,776	1,398	-	1,398
Non-Recurring:
Property, plant and equipment	-	-	-	-	$1,600	$1,600
Assets at fair value	$1,776	-	$1,776	$1,460	$1,600	$3,060

We maintain money market and mutual funds in our non-qualified deferred compensation plan. These funds are valued at prices quoted in an active exchange market and are included in “Other Assets”.  During our 2012 fourth quarter evaluation of the recoverability of our long-lived assets, we identified certain idle facilities which required an impairment loss for the excess of carrying value over the fair value, and as such were stated at fair value.  The fair values of these long-lived property, plant and equipment assets are determined based on broker assessments of value, appraisals, or recent offers to acquire assets.  We have elected not to apply the fair value option under ASC 825, Financial Instruments, to any of our financial instruments except for those expressly required by U.S. GAAP.

We do not maintain any Level 3 assets or liabilities that would be based on significant unobservable inputs.